Name of		Trustee	Trustee End
Trust	Name of Trustee	Start Date	Date	Trustee Address[2]
Bessie Trust
	Lorne House Trust Company Limited, a limited company organized under the laws of the Isle of Man	2/2/1994	5/10/1998	Lorne House Castletown Isle of Man, British Isles

	IFG International Trust Company Limited, a limited company organized under the laws of the Isle of Man (formerly known as Aundyr Trust Company Limited)[1]	5/11/1998		International House Castle Hill, Victoria Road Douglas, Isle of Man

Bulldog Non-Grantor Trust
	Lorne House Trust Company Limited, a limited company organized under the laws of the Isle of Man	3/11/1992	9/30/1996	Lorne House Castletown Isle of Man, British Isles

	IFG International Trust Company Limited, a limited company organized under the laws of the Isle of Man (formerly known as Aundyr Trust Company Limited)[1]	10/1/1996		International House Castle Hill, Victoria Road Douglas, Isle of Man

La Fourche Trust
	Wychwood Trust Limited, a limited company organized under the laws of the Isle of Man	7/18/1995	2/29/1996	1 Castle Street Castle Town, Isle of Man,IM9 1LF

	Trident Trust Company (I.O.M.) Limited, a limited company organized under the laws of the Isle of Man	3/1/1996	6/18/2001	12-14 Finch Road P.O. Box 175 Douglas IM99 1TT Isle of Man, British Isles

	Inter-Continental Management Limited, a limited company organized under the laws of the Isle of Man	6/19/2001		Prospect Chambers Prospect Hill Douglas, Isle of Man

Name of		Trustee	Trustee End
Trust	Name of Trustee	Start Date	Date	Trustee Address[2]
Tyler Trust
	Lorne House Trust Company Limited, a limited company organized under the laws of the Isle of Man	2/2/1994	5/10/1998	Lorne House Castletown Isle of Man, British Isles

	Trident Trust Company (I.O.M.) Limited, a limited company organized under the laws of the Isle of Man	5/11/1998		12-14 Finch Road P.O. Box 175 Douglas IM99 1TT Isle of Man, British Isles

[1]	On November 25, 2002, Aundyr Trust Company Limited changed its name to IFG International Trust Company Limited.

[2]	Current address.